                      AMENDMENT TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
             Allmerica Financial Life Insurance and Annuity Company
                First Allmerica Financial Life Insurance Company
                           Allmerica Investments, Inc.

     The Participation Agreement dated as of March 1, 2000, by and among FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, TEMPLETON VARIABLE PRODUCTS SERIES FUND, FRANKLIN TEMPLETON DISTRIBUTORS, INC. and ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, and FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (the "Agreement") is hereby amended as follows:

     1.   Allmerica Investments, Inc. is added as a party to the Agreement.

     2.   The following Section 2.1.12 is added to the Agreement:

                    "2.1.12 You undertake and agree to comply, and to take full responsibility in complying with any and all laws, regulations, protocols and other requirements relating to money laundering both United States and foreign, including, without limitation, the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (Title III of the USA Patriot Act), hereinafter, collectively with the rules, regulations and orders promulgated thereunder, the "Act," and any requirements and/or requests in connection therewith, made by regulatory authorities, the Trust or the Underwriter or their duly appointed agents, either generally or in respect of a specific transaction, and/or in the context of a "primary money laundering concern" as defined in the Act.

          You agree as a condition precedent to any transaction taking or continuing to be in effect, to comply with any and all anti-money laundering laws, regulations, orders or requirements, and without prejudice to the generality of the above, to provide regulatory authorities, the Trust, the Underwriter or their duly appointed agents, with all necessary reports and information for them to fulfill their obligations, if any, under the Act for the purposes of the Trust, the Underwriter, or other third parties complying with any and all anti-money laundering requirements, including, without limitation, the enhanced due diligence obligations imposed by the Act, the filing of Currency Transaction Reports and/or of Suspicious Activity Reports obligations required by the Act, and/or the sharing of information requirements imposed by the Act.

          In the event satisfactory reports and information are not received within a reasonable time period from the date of the request, the Trust or the Underwriter reserve the right to reject any transaction and/or cease to deal with you and/or the Accounts.

          Further, you represent that you have not received notice of, and to your knowledge, there is no basis for, any claim, action, suit, investigation or proceeding that might result in a finding that you are not or have not been in compliance with the Act, and the rules and regulations promulgated thereunder. You agree to notify the Trust and the Underwriter immediately if the representation in the previous sentence is no longer true or if you have a reasonable basis for believing that such representation may no longer be true."

     3. Section 9.2 of the Agreement is hereby deleted in its entirety and replaced with the following Section 9.2:

               "9.2   This Agreement may be terminated immediately by us upon
          written notice to you if:

                      9.2.1 (i) you breach any of the representations and warranties made in this Agreement; or (ii) you inform us that any of such representations and warranties may no longer be true or might not be true in the future; or (iii) any of such representations and warranties were not true on the effective date of this Agreement, are at any time no longer true, or have not been true during any time since the effective date of this Agreement; or

                      9.2.2 either one or both of the Trust or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that you have suffered a material adverse change in your business, operations, financial condition or prospects since the date of this Agreement or are the subject of material adverse publicity; or

                      9.2.3   you give us the written notice specified above in
               Section 3.3 and at the same time you give us such notice there was no notice of termination outstanding under any other provision of this Agreement; provided, however, that any termination under this Section 9.2.3 shall be effective forty-five (45) days after the notice specified in Section 3.3 was given."

     4. Section 9.3 of the Agreement is hereby deleted in its entirety and replaced with the following Section 9.3:

               "9.3   If this Agreement is terminated with respect to any
          Portfolio for any reason, except as required by the Shared Funding Order, we may, as mutually agreed, and pursuant to the terms and conditions of this Agreement, continue to make available additional shares of any Portfolio for any or all Contracts or Accounts existing on the effective date of termination of this Agreement. Upon liquidation of a Portfolio, or if this Agreement is terminated with respect to any Portfolio by the Trust's Board of Trustee's in the exercise of its duties and it determines it is a necessary and appropriate remedy for a material breach of the Agreement, including a violation of laws, the Trust may involuntarily redeem, at its option in kind or for cash, shares of any Portfolio, for any or all Contracts or Accounts existing on the effective date of termination of this Agreement. If this

          Agreement is terminated as required by the Shared Funding Order, its provisions shall govern."

     5. Section 3.6 of the Agreement is hereby deleted in its entirety and replaced with the following Section 3.6:

               "3.6   You shall submit payment for the purchase of shares of a
          Portfolio on behalf of an Account in federal funds transmitted by wire to the Trust or to its designated custodian, which must receive such wires no later than the close of the Reserve Bank, which is 6:00 p.m. East Coast time, on the Business Day following the Business Day as of which such purchases orders are made."

     6. Schedules B, D and F of the Agreement are hereby deleted in their entirety and replaced with the Schedules B, D and F attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2002


FRANKLIN TEMPLETON VARIABLE INSURANCE       FRANKLIN TEMPLETON DISTRIBUTORS, INC
PRODUCTS TRUST


By:     /s/ (illegible signature)           By:     /s/ (illegible signature)
       -------------------------------             ---------------------------
Name:                                       Name:
Title:                                      Title:


ALLMERICA FINANCIAL LIFE INSURANCE AND      FIRST ALLMERICA FINANCIAL LIFE
ANNUITY COMPANY                             INSURANCE COMPANY


By:     /s/ Mark A. Hug                     By:     /s/ Mark A. Hug
       -------------------------------             ---------------------------
Name:   Mark A. Hug                         Name:   Mark A. Hug
Title:  President                           Title:  Vice President


ALLMERICA INVESTMENTS, INC.

By:     /s/ William F. Monroe Jr.
       -------------------------------
Name:   William F. Monroe Jr.
Title:  President

                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY

1.    Name:                              Separate Account FUVUL of Allmerica Financial
                                         Life Insurance and Annuity Company
      Date Established:                  12.17.99
      SEC Registration Number:           811-333-93031

2.    Name:                              Separate Account FUVUL of First Allmerica Financial
                                         Life Insurance Company
      Date Established:                  Pending
      SEC Registration Number:           Pending

3.    Name:                              Separate Account VA-P of First Allmerica Financial
                                         Life Insurance Company
      Date Established:                  6.13.96
      SEC Registration Number:           811-8872

4.    Name:                              Separate Account VA-P of Allmerica Financial Life
                                         Insurance and Annuity Company
      Date Established:                  6.13.96
      SEC Registration Number:           811-8848

5.    Name:                              Separate Account VA-K of Allmerica Financial Life
                                         Insurance and Annuity Company
      Date Established:                  6.13.96
      SEC Registration Number:           811-6293

6.    Name:                              Separate Account VA-K of First Allmerica Financial
                                         Life Insurance Company
      Date Established:                  6.13.96
      SEC Registration Number:           811-8114

7.    Name:                              Separate Account VA-K (Delaware) of Allmerica
                                         Financial Life Insurance and Annuity Company
      Date Established:                  6.13.96
      SEC Registration Number:           811-6293

8.    Name:                              Separate Account VA-P of First Allmerica Financial
                                         Life Insurance Company
      Date Established:                  6.13.96
      SEC Registration Number:           811-8114

9.    Name:                              FR1 Separate Account of Allmerica Financial Life
                                         Insurance and Annuity Company
      Date Established:                  6.13.96
      SEC Registration Number:           N/A

10.   Name:                              FR1 Separate Account of First Allmerica Life Insurance
                                         Company
      Date Established:                  6.13.96
      SEC Registration Number:           N/A

11.   Name:                              FQ1 Separate Account of Allmerica Financial Life
                                         Insurance and Annuity Company
      Date Established:                  6.13.96
      SEC Registration Number:           N/A

12.   Name:                              FQ1 Separate Account of First Allmerica Life Insurance
                                         Company
      Date Established:                  6.13.96
      SEC Registration Number:           N/A

13.   Name:                              UR1 Separate Account of Allmerica Financial Life
                                         Insurance and Annuity Company
      Date Established:                  6.13.96
      SEC Registration Number:           N/A

14.   Name:                              UR1 Separate Account of First Allmerica Life Insurance
                                         Company
      Date Established:                  6.13.96
      SEC Registration Number:           N/A

15.   Name:                              UQ1 Separate Account of Allmerica Financial Life
                                         Insurance and Annuity Company
      Date Established:                  6.13.96
      SEC Registration Number:           N/A

16.   Name:                              UQ1 Separate Account of First Allmerica Life Insurance
                                         Company
      Date Established:                  6.13.96
      SEC Registration Number:           N/A

17.   Name:                              Allmerica Select Separate Account of Allmerica
                                         Financial Life Insurance and Annuity Company
      Date Established:                  6.13.96
      SEC Registration Number:           811-6293

18.   Name:                              Allmerica Select Separate Account of  First  Allmerica
                                         Financial Life Insurance Company
      Date Established:                  6.13.96
      SEC Registration Number:           811-8114

19.   Name:                              Group VEL Separate Account of Allmerica Financial Life
                                         Insurance and Annuity Company
      Date Established:                  6.13.96
      SEC Registration Number:           811-8704

20.   Name:                              Group VEL Separate Account of First Allmerica
                                         Financial Life Insurance Company
      Date Established:                  6.13.96
      SEC Registration Number:           811-7663

21.   Name:                              VEL Account of Allmerica Financial
                                         Life Insurance and Annuity Company
      Date Established:                  04.02.87
      SEC Registration Number:           811-8130

22.   Name:                              VEL II Separate Account of Allmerica Financial
                                         Life Insurance and Annuity Company
      Date Established:                  01.21.93
      SEC Registration Number:           811-7466

23.   Name:                              VEL II Separate Account of First Allmerica
                                         Financial Life Insurance Company
      Date Established:                  08.20.91
      SEC Registration Number:           811-5183

24.   Name:                              Inheiritage Separate Account of
                                         Allmerica Financial
                                         Life Insurance and Annuity Company
      Date Established:                  09.15.93
      SEC Registration Number:           811-8120

25.   Name:                              Inheiritage Separate Account of First Allmerica
                                         Financial Life Insurance Company
      Date Established:                  08.20.91
      SEC Registration Number:           811-8304

26.   Name:                              VEL III Separate Account of Allmerica Financial
                                         Life Insurance and Annuity Company
      Date Established:                  06.13.96
      SEC Registration Number:           811-8857

27.   Name:                              Separate Account SPVL of First Allmerica
                                         Financial Life Insurance Company
      Date Established:                  06.13.96
      SEC Registration Number:           811-10133

28:   Name:                              Allmerica Select Separate Account III of
                                         Allmerica Financial Life Insurance and
                                         Annuity Company
      Date Established:                  06.13.96
      SEC Registration Number:           811-8859

29.   Name:                              Allmerica Select Separate Account II of
                                         Allmerica Financial Life Insurance and
                                         Annuity Company
      Date Established:                  10.12.93
      SEC Registration Number:           811-8746

30.   Name:                              Allmerica Select Separate Account II of
                                         First Allmerica Financial Life Insurance
                                         Company
      Date Established:                  10.12.93
      SEC Registration Number:           811-8987

31.   Name:                              Separate Account IMO of Allmerica Financial
                                         Life Insurance and Annuity Company
      Date Established:                  06.13.96
      SEC Registration Number:           811-09529

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
1             Yes           ValuPlus Assurance     333-93031      1036-99          Separate Account        - Templeton
                            (First Union)          811-09731                       FUVUL of Allmerica        Foreign Securities
                                                                                   Financial Life            Fund, Class 2
                                                                                   Insurance and Annuity     TEMPLETON INVESTMENT
                                                                                   Company                   COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                   12.17.99                  Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

2             Pending       ValuPlus Assurance     Pending        1036-99          Separate Account        - Templeton
                            (First Union)          Pending                         FUVUL of First            Foreign Securities
                                                                                   Allmerica Financial       Fund, Class 2
                                                                                   Life Insurance and        TEMPLETON INVESTMENT
                                                                                   Annuity Company           COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                   Pending                   Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

3             Yes           Pioneer Vision 2       33-86664       A3025-96         Separate Account VA-P   - Franklin Small
                                                   81-8872                         of First Allmerica        Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance Company       - Templeton
                                                                                                             Foreign Securities
                                                                                   06.13.96                  Fund, Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                                             Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

4             Yes           Pioneer Vision 2       33-85916       A3025-96         Separate Account VA-P   - Franklin Small
                                                   811-8848                        of Allmerica              Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Templeton Foreign
                                                                                   Company                   Securities Fund,
                                                                                                             Class 2
                                                                                   06.13.96                  TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                                             Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

5             Yes           Pioneer C-Vision       333-64833      A3027-98         Separate Account VA-P   - Franklin Small
                                                   811-8872                        of First Allmerica        Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance Company       - Templeton Foreign
                                                                                                             Securities
                                                                                   06.13.96                  Fund, Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                                             Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
6             Yes           Pioneer C-Vision       333-64831      A3027-98         Separate Account VA-P   - Franklin Small
                                                   811-8848                        of  Allmerica             Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Templeton Foreign
                                                                                   Company                   Securities Fund,
                                                                                                             Class 2
                                                                                   06.13.96                  TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                                             Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

7             Yes           Pioneer XtraVision     333-81017      A3028-99         Separate Account VA-P   - Franklin Small
                                                   811-8848                        of Allmerica              Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Templeton Foreign
                                                                                   Company                   Securities Fund,
                                                                                                             Class 2
                                                                                   06.13.96                  TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                                             Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

8             Yes           Pioneer XtraVision     333-54040      A3028-99         Separate Account VA-P   - Franklin Small
                                                   811-8872                        of First Allmerica        Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance Company       - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                   06.13.96                  Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                                             Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

9             Yes           Pioneer (no load)      333-90535      A3030-99         Separate Account VA-P   - Franklin Small
                                                   811-8848                        of Allmerica              Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Templeton
                                                                                   Company                   Foreign Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                                             Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

10            Yes           Pioneer (no load)      333-90537      A3030-99         Separate Account VA-P   - Franklin Small
                                                   811-8872                        of First Allmerica        Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance Company       - Templeton Foreign
                                                                                                             Securities
                                                                                   06.13.96                  Fund, Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                                             Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
11            Yes           Agency C-Shares        333-38274      A3033-99         Separate Account VA-K   - Franklin Growth
                            PremierChoice          811-6293                        of Allmerica              and Income Securities
                                                                                   Financial Life            Fund, Class 2
                                                                                   Insurance and Annuity     FRANKLIN ADVISERS, INC.
                                                                                   Company                 - Franklin Small
                                                                                                             Cap Fund, Class 2
                                                                                   06.13.96                  FRANKLIN ADVISERS, INC.
                                                                                                           - Franklin Mutual Shares
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

12            Yes           Agency C-Shares        333-38276      3033-99          Separate Account VA-K   - Franklin Growth and
                            PremierChoice          811-8114                        of First Allmerica        Income Securities Fund,
                                                                                   Financial Life            Class 2
                                                                                   Insurance Company         FRANKLIN ADVISERS, INC.
                                                                                                           - Franklin Small
                                                                                   06.13.96                  Cap Fund, Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Franklin Mutual Shares
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

13            Yes           Delaware Medallion     33-44830       A3025-96         Separate Account VA-K   - Franklin Small
                            III                    811-6293                        of Allmerica              Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Mutual Shares
                                                                                   Company                   Securities Fund,
                                                                                                             Class 2
                                                                                   06.13.99                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Templeton Growth
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON GLOBAL
                                                                                                             ADVISORS LIMITED
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
14            Yes           Delaware Medallion     33-71054       A3025-96         Separate Account VA-K   - Franklin Small
                            III                    811-8114                        of First Allmerica        Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance Company       - Mutual Shares
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                   06.13.99                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Templeton Growth
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON GLOBAL
                                                                                                             ADVISORS LIMITED
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

15            Yes           Delaware Golden        333-81281      A3028-98         Separate Account VA-K   - Franklin Small
                            Medallion              811-6293                        of Allmerica              Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Mutual Shares
                                                                                   Company                   Securities Fund,
                                                                                                             Class 2
                                                                                   06.13.99                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Templeton Growth
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON GLOBAL
                                                                                                             ADVISORS LIMITED
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

16            Yes           Delaware Golden        333-54218      A3028-98         Separate Account VA-K   - Franklin Small
                            Medallion              811-8114                        of First Allmerica        Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance Company       - Mutual Shares
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                   06.13.99                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Templeton Growth
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON GLOBAL
                                                                                                             ADVISORS LIMITED
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

17            Yes           DirectedAdvisory       333-90543      A3030-99         Separate Account VA-K   - Franklin Small
                            Solutions (Fund        811-6293                        of Allmerica              Cap Fund, Class 2
                            Quest)                                                 Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Mutual Shares
                                                                                   Company                   Securities Fund,
                                                                                                             Class 2
                                                                                   06.13.99                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Templeton Growth
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON GLOBAL
                                                                                                             ADVISORS LIMITED
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
18            Yes           DirectedAdvisory       333-90545      A3030-99         Separate Account VA-K   - Franklin Small
                            Solutions (Fund        811-8114                        of First Allmerica        Cap Fund, Class 2
                            Quest)                                                 Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance Company       - Mutual Shares
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                   06.13.99                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Templeton Growth
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON GLOBAL
                                                                                                             ADVISORS LIMITED
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

19            No            PremierFocus           N/A            1037-99          FR1 Separate Account    - Templeton
                                                                                   of Allmerica              Foreign Securities
                                                                                   Financial Life            Fund, Class 2
                                                                                   Insurance and Annuity     TEMPLETON INVESTMENT
                                                                                   Company                   COUNSEL, INC.

20            No            PremierFocus           N/A            1037-99          FR1 of First            - Templeton
                                                                                   Allmerica Financial       Foreign Securities
                                                                                   Life Insurance Company    Fund, Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

21            No            PremierFocus           N/A            1037-99          FQ1 of  Allmerica       - Templeton
                                                                                   Financial Life            Foreign Securities
                                                                                   Insurance and Annuity     Fund, Class 2
                                                                                   Company                   TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                                             Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

22            No            PremierFocus           N/A            1037-99          FQ1 of First            - Templeton
                                                                                   Allmerica Financial       Foreign Securities
                                                                                   Life Insurance Company    Fund, Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                                             Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

23            No            First Union Private    N/A            3034-00          UQ1 Separate Account    - Templeton
                            Placement Annuity                                      of Allmerica              Foreign Securities
                                                                                   Financial Life            Fund, Class 2
                                                                                   Insurance and Annuity     TEMPLETON INVESTMENT
                                                                                   Company                   COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                                             Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

24            No            First Union Private    N/A            3034-00          UQ1 of First            - Templeton
                            Placement Annuity                                      Allmerica Financial       Foreign Securities
                                                                                   Life Insurance Company    Fund, Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Templeton Global Asset
                                                                                                             Allocation Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

25            No            First Union Private    N/A            3034-99          UR1 of  Allmerica       - Templeton
                            Placement Annuity                                      Financial Life            Foreign Securities
                                                                                   Insurance and Annuity     Fund, Class 2
                                                                                   Company                   TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
26            No            First Union Private    N/A            3034-99          UR1 of  First           - Templeton
                            Placement Annuity                                      Allmerica Financial       Foreign Securities
                                                                                   Life Insurance Company    Fund, Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

27            Yes           Allmerica Advantage    33-39702       A-3025-96        Separate Account VA-K   - Franklin Growth
                                                   811-6293                        of Allmerica              and Income Securities
                                                                                   Financial Life            Fund, Class 2
                                                                                   Insurance and Annuity     FRANKLIN ADVISERS, INC.
                                                                                   Company                 - Franklin Small
                                                                                                             Cap Fund, Class 2
                                                                                   06.13.96                  FRANKLIN ADVISERS, INC.
                                                                                                           - Franklin Mutual Shares
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

28            Yes           Allmerica Advantage    33-70152       A-3025-96        Separate Account VA-K   - Franklin Growth
                                                   811-8114                        of First Allmerica        and Income Securities
                                                                                   Financial Life            Fund, Class 2
                                                                                   Insurance Company         FRANKLIN ADVISERS, INC.
                                                                                                           - Franklin Small
                                                                                   06.13.96                  Cap Fund, Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Franklin Mutual Shares
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

29            Yes           ExecAnnuity Plus       33-39702       A-3018-91        Separate Account VA-K   - Franklin Growth
                                                   811-6293       A-3021-93        of Allmerica              and Income Securities
                                                                                   Financial Life            Fund, Class 2
                                                                                   Insurance and Annuity     FRANKLIN ADVISERS, INC.
                                                                                   Company                 - Franklin Small
                                                                                                             Cap Fund, Class 2
                                                                                   06.13.96                  FRANKLIN ADVISERS, INC.
                                                                                                           - Franklin Mutual Shares
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
30            Yes           ExecAnnuity Plus       33-70152       A-3018-91        Separate Account VA-K   - Franklin Growth
                                                   811-8114       A-3021-93        of First Allmerica        and Income Securities
                                                                                   Financial Life            Fund, Class 2
                                                                                   Insurance Company         FRANKLIN ADVISERS, INC.
                                                                                                           - Franklin Small
                                                                                   06.13.96                  Cap Fund, Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Franklin Mutual Shares
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

31            Yes           Select Reward          333-78245      A3028-99         Allmerica Select        - Franklin Small
                                                   811-6632                        Separate Account of       Cap Fund, Class 2
                                                                                   Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                                   Life Insurance and      - Mutual Shares
                                                                                   Annuity Company           Securities Fund,
                                                                                                             Class 2
                                                                                   06.13.96                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

32            Yes           Select Reward          333-54070      A3028-99         Allmerica Select        - Franklin Small
                                                   811-8116                        Separate Account of       Cap Fund, Class 2
                                                                                   First Allmerica           FRANKLIN ADVISERS, INC.
                                                                                   Financial Life          - Franklin Mutual
                                                                                   Insurance Company         Shares Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
33            Yes           Select Resource        333-47216      A3020-92         Allmerica Select        - Franklin Small
                                                   811-6632       A3025-96         Separate Account of       Cap Fund, Class 2
                                                                                   Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                                   Life Insurance and      - Franklin Mutual
                                                                                   Annuity Company           Shares Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

34            Yes           Select Resource        333-71058      A3020-92         Allmerica Select        - Franklin Small
                                                   811-8116       A3025-96         Separate Account of       Cap Fund, Class 2
                                                                                   First Allmerica           FRANKLIN ADVISERS, INC.
                                                                                   Financial Life          - Franklin Mutual
                                                                                   Insurance Company         Shares Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

35            Yes           Select Charter         333-63093      A3027-98         Allmerica Select        - Franklin Small
                                                   811-6632                        Separate Account of       Cap Fund, Class 2
                                                                                   Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                                   Life Insurance and      - Franklin Mutual
                                                                                   Annuity Company           Shares Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
36            Yes           Select Charter         333-63087      A3027-98         Allmerica Select        - Franklin Small
                                                   811-8116                        Separate Account of       Cap Fund, Class 2
                                                                                   First Allmerica           FRANKLIN ADVISERS, INC.
                                                                                   Financial Life          - Franklin Mutual
                                                                                   Insurance Company         Shares Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

37            Yes           Select Acclaim         333-92115      A3032-00         Allmerica Select        - Franklin Small
                                                   811-6632                        Separate Account of       Cap Fund, Class 2
                                                                                   Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                                   Life Insurance and      - Franklin Mutual
                                                                                   Annuity Company           Shares Securities,
                                                                                                             Class 2
                                                                                   06.13.96                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

38            Yes           Select Acclaim         333-90533      A3032-00         Allmerica Select        - Franklin Small
                                                   811-8116                        Separate Account of       Cap Fund, Class 2
                                                                                   First  Allmerica          FRANKLIN ADVISERS, INC.
                                                                                   Financial Life          - Franklin Mutual
                                                                                   Insurance Company         Shares Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
39            Yes           Allmerica Value        333-87099      A3031-99         Separate Account VA-K   - Franklin Mutual
                            Generation (Annuity    811-6293                        of Allmerica              Shares Securities
                            Scout)                                                 Financial Life            Fund, Class 2
                                                                                   Insurance and Annuity     FRANKLIN MUTUAL
                                                                                   Company                   ADVISERS, LLC
                                                                                                           - Templeton
                                                                                   06.13.96                  Developing Markets
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON ASSET
                                                                                                             MANAGEMENT, LTD

40            Yes           Allmerica Value        333-87105      A3031-99         Separate Account VA-K   - Franklin Mutual
                            Generation (Annuity    811-8114                        of First Allmerica        Shares Securities
                            Scout)                                                 Financial Life            Fund, Class 2
                                                                                   Insurance Company         FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                   06.13.96                - Templeton
                                                                                                             Developing Markets
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON ASSET
                                                                                                             MANAGEMENT, LTD

41            Yes           Executive Solutions,   33-92658       1029-94          Group VEL Account of    - Templeton
                            Group VEL              811-8704                        Allmerica Financial       Foreign Securities
                                                                                   Life Insurance and        Fund, Class 2
                                                                                   Annuity Company           TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                   06.13.96

42            Yes           Executive Solutions,   333-06383      1029-94          Group VEL Account of    - Templeton
                            Group VEL              811-7663                        First Allmerica           Foreign Securities
                                                                                   Financial Life            Fund, Class 2
                                                                                   Insurance Company         TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                   06.13.96

43            Yes           Delaware I & II        33-44380       A3019-91         Separate Account VA-K   - Franklin Small
                                                   811-6293       A3022-93         (Delaware) of             Cap Fund, Class 2
                                                                                   Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                                   Life Insurance and      - Franklin Mutual
                                                                                   Annuity Company           Shares Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.99                  FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Templeton Growth
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON GLOBAL
                                                                                                             ADVISORS LIMITED
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

44            Yes           Delaware I & II        33-71054       A3019-91         Separate Account VA-K   - Franklin Small
                                                   811-8114       A3022-93         (Delaware) of First       Cap Fund, Class 2
                                                                                   Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                                   Life Insurance Company  - Franklin Mutual Shares
                                                                                                             Securities Fund,
                                                                                   06.13.99                  Class 2
                                                                                                             FRANKLIN MUTUAL
                                                                                                             ADVISERS, LLC
                                                                                                           - Templeton Growth
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON GLOBAL
                                                                                                             ADVISORS LIMITED
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
45            Yes           VEL 87                 33-14672       1018-87          VEL Separate Account    - Franklin Small
                                                   811-5183                        of Allmerica              Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Franklin Large
                                                                                   Company                   Cap Growth Securities
                                                                                                             Fund, Class 2
                                                                                   04.02.87                  FRANKLIN ADVISERS, INC.

46            Yes           VEL 91                 33-90320       1018-87          VEL Separate Account    - Franklin Small
                                                   811-5183                        of Allmerica              Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Franklin Large
                                                                                   Company                   Cap Growth Securities
                                                                                                             Fund, Class 2
                                                                                   04.02.87                  FRANKLIN ADVISERS, INC.

47            Yes           VEL 93                 33-57792       1018-39          VEL II Separate         - Franklin Small
                                                   811-7466                        Account of Allmerica      Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Franklin Large
                                                                                   Company                   Cap Growth Securities
                                                                                                             Fund, Class 2
                                                                                   01.21.93                  FRANKLIN ADVISERS, INC.

48            Yes           VEL 93                 33-71056       1018-39          VEL II Separate         - Franklin Small
                                                   811-8130                        Account of First          Cap Fund, Class 2
                                                                                   Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                                   Life Insurance Company  - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                   08.20.91                  Class 2
                                                                                                             FRANKLIN ADVISERS, INC.

49            Yes           Variable Inheiritage   33-70948       1026-94          Inheiritage Separate    - Franklin Small
                                                   811-8120                        Account of Allmerica      Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Franklin Large
                                                                                   Company                   Cap Growth Securities
                                                                                                             Fund, Class 2
                                                                                   09.15.93                  FRANKLIN ADVISERS, INC.

50            Yes           Variable Inheiritage   33-74184       1026-94          Inheiritage Separate    - Franklin Small
                                                   811-8304                        Account of First          Cap Fund, Class 2
                                                                                   Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                                   Life Insurance Company  - Franklin Large Cap
                                                                                                             Growth Securities
                                                                                   08.20.91                  Fund, Class 2
                                                                                                             FRANKLIN ADVISERS, INC.

51            Yes           VEL III                333-58385      1018-93          VEL III Separate        - Franklin Small
                                                                                   Account of Allmerica      Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Franklin Large
                                                                                   Company                   Cap Growth Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN ADVISERS, INC.

52            Yes           VEL III                333-45914      1030-99          Separate Account SPVL   - Franklin Small
                                                                                   of First Allmerica        Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance Company       - Franklin Large
                                                                                                             Cap Growth Securities
                                                                                   06.13.96                  Fund, Class 2
                                                                                                             FRANKLIN ADVISERS, INC.

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
53            Yes           Select SPL III         33-58551       1030-96          Allmerica Select        - Franklin Small
                                                                                   Separate Account III      Cap Fund, Class 2
                                                                                   of Allmerica              FRANKLIN ADVISERS, INC.
                                                                                   Financial Life          - Franklin Mutual
                                                                                   Insurance and Annuity     Shares Securities
                                                                                   Company                   Fund, Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                   06.13.96

54            Yes           Select SPL             333-45914      1030-NY-99       Separate Account SPVL   - Franklin Small
                                                   811-10133                       of First Allmerica        Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance Company       - Franklin Mutual
                                                                                                             Shares Securities
                                                                                   06.13.96                  Fund, Class 2
                                                                                                             FRANKLIN ADVISERS, LLC

55            Yes           Select Life II         33-83604       1027-95          Allmerica Select        - Franklin Small
                                                   811-8746                        Separate Account II       Cap Fund, Class 2
                                                                                   of Allmerica              FRANKLIN ADVISERS, INC.
                                                                                   Financial Life          - Franklin Mutual
                                                                                   Insurance and Annuity     Shares Securities
                                                                                   Company                   Fund, Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                   10.12.93

56            Yes           Select Life II         333-62369      1027-95          Allmerica Select        - Franklin Small
                                                   811-8987                        Separate Account II       Cap Fund, Class 2
                                                                                   of First Allmerica        FRANKLIN ADVISERS, INC.
                                                                                   Financial Life          - Franklin Mutual
                                                                                   Insurance Company         Shares Securities
                                                                                                             Fund, Class 2
                                                                                   10.12.93                  FRANKLIN ADVISERS, LLC

57            Yes           Select Inheiritage     33-70948       1026-94          Inheiritage Account     - Franklin Small
                                                   811-8120                        of Allmerica              Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Franklin Mutual
                                                                                   Company                   Shares Securities
                                                                                                             Fund, Class 2
                                                                                   09.15.93                  FRANKLIN ADVISERS, LLC

58            Yes           Select Inheiritage     33-74184       1026-94          Inheiritage Account     - Franklin Small
                                                   811-8304                        of First Allmerica        Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance Company       - Franklin Large
                                                                                                             Cap Growth Securities
                                                                                   08.20.91                  Fund, Class 2
                                                                                                             FRANKLIN ADVISERS, INC.

59            Yes           Allmerica VUL 2001     333-84879      1033-99          Separate Account IMO    - Franklin Small
                                                   811-09529                       of Allmerica              Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Franklin Growth
                                                                                   Company                   and Income Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Mutual Shares
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
60            Yes           Allmerica Select Life  333-84879      1033-99          Separate Account IMO    - Franklin Small
                                                   811-09529                       of Allmerica              Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Franklin Mutual
                                                                                   Company                   Shares Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC,

61            Yes           VEL Plus               33-42687       1023-93          Separate Account VEL    - Franklin Small
                                                   811-5183                        of Allmerica              Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Franklin Large
                                                                                   Company                   Cap Growth Securities
                                                                                                             Fund, Class 2
                                                                                   04.02.87                  FRANKLIN ADVISERS, INC.

62            Yes           Select Reward          333-78245      A3028-99         Allmerica Select        - Franklin Small
                                                   811-6632                        Separate Account of       Cap Fund, Class 2
                                                                                   Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                                   Life Insurance and      - Franklin Mutual
                                                                                   Annuity Company           Shares Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN ADVISERS, LLC

63            Yes           VUL 2001 Survivorship  333-90995      1034-99          Separate Account IMO    - Franklin Small
                                                   811-09529                       of Allmerica              Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Franklin Mutual
                                                                                   Company                   Shares Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
64            Yes           Select Resource        33-47216       A3025-96         Allmerica Select        - Franklin Small
                                                   811-6632                        Separate Account of       Cap Fund, Class 2
                                                                                   Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                                   Life Insurance and      - Franklin Mutual
                                                                                   Annuity Company           Shares Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

65            Yes           Select Resource        33-71058       A3025-96GRC      Allmerica Select        - Franklin Small
                                                   811-8116                        Separate Account of       Cap Fund, Class 2
                                                                                   First Allmerica           FRANKLIN ADVISERS, INC.
                                                                                   Financial Life          - Franklin Mutual
                                                                                   Insurance                 Shares Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

66            Yes           Allmerica Immediate    333-81861      A3029-99         Separate Account VA-K   - Franklin Small
                            Advantage              811-6293                        of Allmerica              Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Annuity   - Franklin Growth
                                                                                   Company                   and Income Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN ADVISERS, INC.
                                                                                                           - Franklin Mutual Shares
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
67            Yes           Allmerica Immediate    333-81859      A3029-99         Separate Account VA-K   - Franklin Small
                            Advantage              811-8114                        of First Allmerica        Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance Company       - Franklin Growth
                                                                                                             and Income Securities
                                                                                   06.13.96                  Fund, Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Franklin Mutual Shares
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.

68            Yes           Allmerica VUL 2001     333-64162      1033-99          Separate Account IMO    - Franklin Small
                                                   811-10433                       of First Allmerica        Cap Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, INC.
                                                                                   Insurance and Company   - Franklin Growth and
                                                                                                             Income Securities Fund,
                                                                                   06.13.96                  Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Mutual Shares
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

69            Yes           Select SPL II          Pending        1030-96          Allmerica Select        - Franklin Growth
                                                   811-8859                        Separate Account III      and Income Securities
                                                                                   of Allmerica              Fund, Class 2
                                                                                   Financial Life            FRANKLIN ADVISERS, LLC
                                                                                   Insurance and Annuity   - Franklin Mutual
                                                                                   Company                   Shares Securities
                                                                                                             Fund, Class 2
                                                                                   06.13.96                  FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large
                                                                                                             Cap Growth Securities
                                                                                                             Fund, Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

                                                       SEC                         SEPARATE ACCOUNT
 CONTRACT     REGISTERED                           REGISTRATION   REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
    NO.        (YES/NO)        PRODUCT NAME           NUMBERS      FORM NUMBERS    ESTABLISHED             ADVISER
-----------   ------------  --------------------   ------------   --------------   ---------------------   -------------------------
70            Yes           Select SPL II          Pending        1030-99          Separate Account SPVL   - Franklin Growth
                                                   811-10133                       of First Allmerica        and Income Securities
                                                                                   Financial Life            Fund, Class 2
                                                                                   Insurance Company         FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Mutual
                                                                                   06.13.96                  Shares Securities
                                                                                                             Fund, Class 2
                                                                                                             FRANKLIN ADVISERS, LLC
                                                                                                           - Franklin Large Cap
                                                                                                             Growth Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISERS, INC.
                                                                                                           - Templeton Foreign
                                                                                                             Securities Fund,
                                                                                                             Class 2
                                                                                                             TEMPLETON INVESTMENT
                                                                                                             COUNSEL, INC.
                                                                                                           - Franklin Small Cap
                                                                                                             Value Securities Fund,
                                                                                                             Class 2
                                                                                                             FRANKLIN ADVISORS, LLC

                                   SCHEDULE F

                                RULE 12b-1 PLANS

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

PORTFOLIO NAME                                       MAXIMUM ANNUAL PAYMENT RATE
Franklin Growth and Income Securities Fund                    0.25%
Franklin Large Cap Growth Securities Fund                     0.25%
Franklin Mutual Shares Securities Fund                        0.25%
Franklin Small Cap Fund                                       0.25%
Mutual Shares Securities Fund                                 0.25%
Templeton Developing Markets Securities Fund                  0.25%
Templeton Foreign Securities Fund                             0.25%
Templeton Global Asset Allocation Fund                        0.25%
Templeton Growth Securities Fund                              0.25%
Templeton Foreign Securities Fund                             0.25%
Templeton  Pacific Growth Securities Fund                     0.25%

AGREEMENT PROVISIONS

     If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

     To the extent the Company or its affiliates, agents or designees (collectively "you") provide administrative and other services which assist in the promotion and distribution of Eligible Shares or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Administrative and other services" may include, but are not limited to, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and November.

     You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

     The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.